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                                                                EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82841) of EMusic.com Inc., of our report dated July 26, 1999 relating to the financial statements which appears in this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
September 29, 1999